HOME EQUITY LOAN-BACKED TERM NOTES,
                                 SERIES 2004-HS3




                           GMAC RFC (GRAPHIC OMITTED)


                           $284,000,000 (APPROXIMATE)



                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    Depositor

                         RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer

                               SEPTEMBER 16, 2004


             GMAC RFC SECURITIES [GRAPHIC OMITTED][GRAPHIC OMITTED]

ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.


--------------------------------------------------------------------------------
This Information was prepared by Residential Funding Securities Corporation in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION



--------------------------------------------------------------------------------
 The information herein has been provided solely to you by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided to RFSC by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

--------------------------------------------------------------------------------
 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

--------------------------------------------------------------------------------
This Information was prepared by Residential Funding Securities Corporation in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




PRELIMINARY TERM SHEET                                            DATE PREPARED: SEPTEMBER 16, 2004

                   RFMSII HOME EQUITY LOAN-BACKED TERM NOTES,
                                 SERIES 2004-HS3
                            $284,000,000(APPROXIMATE)


---------- ------------- --------- ------------- ----------- ------------ ------------- --------------- ---------
---------    Expected     Interest  Principal     Expected    Expected      Expected                    Expected
                                                                                            Final
                                                              Principal      Final        Scheduled     Ratings
  Class    Approximate                           WAL           Window       Payment        Maturity     (Moody's
   (a)         Size         Type       Type       (yrs)(b)    (mos)(b)      Date(c)        Date(d)       / S&P)
---------- ------------- --------- ------------- ----------- ------------ ------------- --------------- ---------
---------- ------------- --------- ------------- ----------- ------------ ------------- --------------- ---------
A          $284,000,000   Floating Pass Through  3.19 / 3.30 1-103 / 1-177 April 2013   September 2029  Aaa/AAA
---------- ------------- --------- ------------- ----------- ------------ ------------- --------------- ---------
---------- ------------- --------- ------------- ----------- ------------ ------------- --------------- ---------
Total      $284,000,000
---------- ------------- --------- ------------- ----------- ------------ ------------- --------------- ---------


--------------------------------------------------------------------------------
(a) Class sizes subject to a variance of +/-5.0%.
(b) The WAL and Payment Windows are shown to the optional redemption date (as described herein) and to maturity. Prepayment speed: 35% CPR, 15% Draw Rate.
(c) The Expected Final Payment Date is run at the pricing speed to call.
(d) The final scheduled maturity date is the payment date in the month following the latest maturing home equity mortgage loan.
---------------------------------------------------------------------------

Depositor:                Residential Funding Mortgage Securities II, Inc.

Issuer:                   Home Equity Loan Trust 2004-HS3

Seller and
Master Servicer:

                        Residential    Funding    Corporation,    an    indirect
                        wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer:

                        HomeComings Financial Network, Inc., an affiliate of the Depositor.

Advances:

                        There is no required advancing of delinquent principal or interest on the home equity mortgage loans by the Master Servicer, the Subservicer, the Indenture Trustee, the Owner Trustee, the Credit Enhancer or any other entity.

Joint Lead Underwriters:

                        Residential Funding Securities Corporation. ("GMAC RFC SECURITIES") and Bear, Stearns & Co. Inc.

Indenture Trustee:        JPMorgan Chase Bank.

Owner Trustee:            Wilmington Trust Company.

Rating Agencies:

                        Standard and Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") will rate the Class A Notes.

Credit Enhancer:

                        Financial Guaranty Insurance Company ("FGIC"), rated Aaa by Moody's and AAA by S&P.

Class A Notes: The trust will issue Class A Notes, Series 2004 - HS 3, the "Class A Notes" primarily backed by adjustable-rate home equity revolving lines of credit (the "HELOC LOANS" or the "home equity mortgage loans") and will be offered by the prospectus supplement.

Variable Funding Notes: The trust will also issue Class A Variable Funding Notes, Series 2004-HS3 (the "VARIABLE FUNDING NOTES") primarily backed by the HELOC Loans . These Variable Funding Notes will not be offered by the prospectus supplement.

Notes:

                        The Variable Funding Notes, together with the Class A Notes, are referred to as the "NOTES".

Federal Tax Status:       The Notes will be characterized as indebtedness.

Form of Registration:

                        The Class A Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Minimum Denominations:

                        The Class A Notes will be made available in minimum denominations of $25,000.

Cut-off Date:             The close of business on September 1, 2004.

Expected Pricing Date:    On or about September 17, 2004.

Expected Closing Date:    On or about September 29, 2004.

Payment Date:

                        The 25th day of each month (or if not a business day, the next succeeding business day) commencing in October 2004.

Accrued Interest:

                        The price to be paid by investors for the Notes will not include accrued interest (settling flat).

ERISA Eligibility: The Class A Notes may be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Class ANotes.

SMMEA Eligibility:        The Class A Notes will not be SMMEA eligible.

Optional Redemption: With respect to HELOC Loans , the Master Servicer will have the option to purchase all of the remaining HELOC Loans on the payment date on which the aggregate principal balance of the HELOC Loans after applying payments received in the related collection period falls below or is equal to 10% of their original aggregate principal balance as of the Cut-off Date.

Pricing Prepayment Speed: The Class A Notes will be priced based on a collateral prepayment assumption of 35% CPR, 15% Draw Rate.

Collateral                Description:  The HELOC Loans will be adjustable-rate,
                          revolving home equity lines of credit. The information below is based on a preliminary pool of assets. The weighted average characteristics of the final pool is not expected to materially change at closing.

                          The preliminary pool of "HELOC Loans" that are referenced in the "Description of the Collateral" section of this Term Sheet are comprised of [6,660] adjustable-rate, revolving home equity lines of credit totaling $[267,074,148.11], secured primarily by second liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the HELOC Loans as of the Cut-off Date is expected to be approximately $[280,000,000], which will be increased, as more fully described under "Undercollateralization" and "Required Overcollateralization" on page 6 of this Term Sheet.

Interest Accrual Period: With respect to the Notes from and including the preceding Payment Date (or, for the first distribution period, the Closing Date) to but excluding the related Payment Date on an actual/360 basis.

Payment Delay:            For the Notes : 0 days.

Interest Rate:

                        The "CLASS A INTEREST RATE" will be equal to the least of (a) one (1) month LIBOR plus [ ]% per annum, (b)
                        [17.25]% per annum, and (c) the Net WAC Rate. Any interest shortfalls on the Notes due to the Net WAC Rate (the "NET WAC CAP SHORTFALLS") will carry forward with interest at the Class A Interest Rate and will be reimbursed by excess interest to the extent available. Any Relief Act shortfalls will be allocated to the Class A Notes and Variable Funding Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of excess interest available for that purpose.

Net Mortgage
Rate: The "NET MORTGAGE RATE" for any HELOC Loans equals the mortgage rate minus (a) the master servicing fee, (b) the subservicing fee and (c) the rate (adjusted to reflect the balance of the Notes) at which the related policy premium is paid.

Net WAC Rate: The "NET WAC RATE" will be equal to the weighted average of the Net Mortgage Rates of the HELOC Loans adjusted to an effective rate reflecting the accrual of interest on an actual /360 basis.

Net WAC Cap Shortfall: On any Payment Date and with respect to any class of Notes, the excess, if any, of
                          (x) interest that would have accrued on such Notes at the applicable note rate without application of the Net WAC Rate over (y) interest accrued thereon at the Net WAC Rate.
Policy:
                          The financial guaranty insurance policy (the "POLICY") will provide 100% coverage of timely interest, principal portions of any allocated realized losses, and ultimate payment of principal by the stated final maturity date for the Notes. THE POLICY WILL NOT COVER ANY RELIEF ACT SHORTFALLS OR ANY REDUCTION IN ACCRUED INTEREST DUE TO THE APPLICATION OF THE NET WAC RATE AND IS FOR THE BENEFIT OF THE NOTEHOLDERS ONLY.

Credit Enhancement:
o       Excess interest,
o       Overcollateralization, and
o       The Policy

Excess Interest:

                        Because the mortgagors are expected to pay more interest on the home equity mortgage loans than is necessary to pay interest on the Notes, along with fees and expenses of the trust each month, there may be excess interest. On each payment date this excess interest may be used to protect the Notes against most types of losses by making an additional payment of principal up to the amount of the losses or for certain other purposes.

Undercollateralization:

                        On the Closing Date, the principal amount of the Notes issued will exceed the principal balance of the HELOC Loans by approximately [1.50]%. Beginning on the first payment date, any Excess Interest not used to cover current or previously unpaid losses, pay the premium to the Credit Enhancer or reimburse the Credit Enhancer for prior draws on the Policy, will be paid as principal to the Notes to reduce the initial undercollateralization to zero and to ultimately build to the initial Required Overcollateralization Amount of [0.75]% of the aggregate principal balance of the HELOC Loans as of the Cut-off Date. The Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

Required
Overcollateralization
Amount:

                        With respect to any payment date prior to the Stepdown Date, the "REQUIRED OVERCOLLATERALIZATION AMOUNT" will equal [0.75]% of the aggregate principal balance of the HELOC Loans as of the Cut-off Date. With respect to any payment date on or after the Stepdown Date, the Required Overcollateralization Amount will equal the lesser of
                        (a) the initial Required Overcollateralization Amount and (b) [1.50]% of the aggregate principal balance of the HELOC Loans after applying payments received in the related collection period, subject to the Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

Overcollateralization
Floor:

                        An amount equal to 0.50% of the aggregate principal balance of the HELOC Loans as of the Cut-off Date.

Stepdown Date:

                        The later of (a) the September 2006 Payment Date and (b) the payment date on which the aggregate principal balance of the HELOC Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the HELOC Loans, subject to the satisfaction of certain conditions specified in the indenture.

Priority of Distributions:


(1) To pay accrued interest on the Class A Notes and the Variable Funding Notes, pro rata, other than Net WAC Cap Shortfalls or Relief Act Shortfalls;
(2) To pay principal on the Class A Notes and Variable Funding Notes, pro rata, an amount equal to the principal collection distribution amount for that payment date;
(3) To pay as principal on the Class A Notes and Variable Funding Notes, pro rata, an amount equal to the liquidation loss distribution amount for such payment date;
(4) To pay the Credit Enhancer the premium for the Policy and any previously unpaid premiums for the Policy, with interest;
(5) To reimburse the Credit Enhancer for certain prior draws made on the Policy, other than those attributable to excess loss amounts, with interest;
(6) To pay principal on the Class A Notes and Variable Funding Notes, pro rata, an amount from excess interest on the HELOC Loans, to bring the amount of Overcollateralization up to the Required Overcollateralization Amount for that payment date;

(7)                          To pay the Credit  Enhancer  any other  amounts
                             owed to it under the Policy;
(8)                         To pay the Class A Notes and Variable Funding Notes,
                             pro rata, any current period and
                             previously unpaid Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts from collections relating to the HELOC Loans;
(9) To pay the holders of the Class A Notes and Variable Funding Notes current period Relief Act shortfalls ; and
(10)                         To   pay    any    remaining    amounts    to   the
                             certificateholders.

Principal                 Distributions:  On each payment  date,  the  principal
                          distribution amount for the Class A Notes and Variable
                          Funding Notes will be distributed to the Class A Notes and Variable Funding Notes pro rata and will equal:
(a)                       Net Principal Collections from the HELOC Loans, if the
                          payment date is during the Revolving Period and an amortization event has not occurred; or (b) Principal collections from the HELOC Loans, if the payment date is after the Revolving Period or an amortization event has occurred.


Net Principal Collections: With respect to the HELOC Loans on any payment date, the excess, if any, of (x) principal collections with respect to the HELOC Loans for such payment date over (y) the aggregate amount of additional balances accumulated during the related collection period and conveyed to the trust.

Revolving Period:         The period commencing on the Closing Date and ending
                          on September 30, 2009.


CLASS A WEIGHTED AVERAGE LIFE TABLE (TO CALL)*
--------------------------------------------------------------------------------------------------------


                          DRAW   0 CPR     25 CPR    30 CPR    35 CPR    40 CPR    45 CPR     50 CPR
------------------------ ------ --------- --------- --------- --------- --------- --------- ------------
Average Life (Years)        0%   14.50      3.07      2.49      2.06      1.75      1.50       1.30
Modified Duration
(Years)                          12.33      2.88      2.36      1.97      1.68      1.45       1.26
First Principal Pmt                      4         4         4         4         4         4
Date                            10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/2004
Last Principal Pmt Date         11/25/20229/25/2012 3/25/2011 1/25/2010 4/25/2009 8/25/2008  1/25/2008
Principal Window
(Months)                          218        96        78        64        55        47         40
------------------------ ------ --------- --------- --------- --------- --------- --------- ------------
Average Life (Years)       10%   14.73      4.41      3.40      2.71      2.21      1.83       1.54
Modified Duration
(Years)                          12.48      4.07      3.18      2.56      2.11      1.76       1.49
First Principal Pmt                      4         4         4         4         4         4
Date                            10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/2004
Last Principal Pmt Date         8/25/2024 2/25/2017 10/25/201310/25/20116/25/2010 6/25/2009  9/25/2008
Principal Window
(Months)                          239       149       109        85        69        57         48
------------------------ ------ --------- --------- --------- --------- --------- --------- ------------
Average Life (Years)       15%   14.73      5.33      4.09      3.19      2.55      2.07       1.71
Modified Duration
(Years)                          12.49      4.87      3.79      3.00      2.42      1.98       1.64
First Principal Pmt                      4         4         4         4         4         4
Date                            10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/2004
Last Principal Pmt Date         8/25/2024 6/25/2019 6/25/2016 4/25/2013 5/25/2011 1/25/2010  2/25/2009
Principal Window
(Months)                          239       177       141       103        80        64         53
------------------------ ------ --------- --------- --------- --------- --------- --------- ------------
Average Life (Years)       20%   14.74      6.47      4.94      3.82      2.99      2.39       1.93
Modified Duration
(Years)                          12.49      5.87      4.54      3.56      2.82      2.27       1.85
First Principal Pmt                      4         4         4         4         4         4
Date                            10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/2004
Last Principal Pmt Date         8/25/2024 6/25/2019 6/25/2019 9/25/2015 9/25/2012 12/25/2010 9/25/2009
Principal Window
(Months)                          239       177       177       132        96        75         60
------------------------ ------ --------- --------- --------- --------- --------- --------- ------------
Average Life (Years)       25%   14.74      8.02      6.01      4.61      3.58      2.81       2.23
Modified Duration
(Years)                          12.50      7.24      5.49      4.26      3.35      2.66       2.12
First Principal Pmt                      4         4         4         4         4         4
Date                            10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/200 10/25/2004
Last Principal Pmt Date         8/25/2024 2/25/2020 6/25/2019 6/25/2019 1/25/2015 3/25/2012  6/25/2010
Principal Window
(Months)                          239       185       177       177       124        90         69
------------------------ ------ --------- --------- --------- --------- --------- --------- ------------
* - priced at par


CLASS A WEIGHTED AVERAGE LIFE TABLE (TO MATURITY)*
------------------------------------------------------------------------------------------------------------

                                  0 CPR     25 CPR     30 CPR     35 CPR     40 CPR     45 CPR     50 CPR
                          DRAW
------------------------ ------ ---------- ---------- ---------- ---------- ---------- ---------- ----------
Average Life (Years)        0%    14.80      3.32       2.70       2.25       1.90       1.63       1.41
Modified Duration
(Years)                           12.52      3.09       2.54       2.13       1.82       1.57       1.36
First Principal Pmt
Date                            10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004
Last Principal Pmt Date         10/25/2028 6/25/2019  5/25/2019  12/25/2016 1/25/2015  7/25/2013  5/25/2012
Principal Window
(Months)                           289        177        176        147        124        106        92
------------------------ ------ ---------- ---------- ---------- ---------- ---------- ---------- ----------
Average Life (Years)       10%    14.91      4.49       3.54       2.86       2.35       1.97       1.66
Modified Duration
(Years)                           12.60      4.12       3.29       2.69       2.23       1.88       1.60
First Principal Pmt
Date                            10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004
Last Principal Pmt Date         11/25/2028 3/25/2021  6/25/2019  6/25/2019  10/25/2017 6/25/2015  10/25/2013
Principal Window
(Months)                           290        198        177        177        157        129        109
------------------------ ------ ---------- ---------- ---------- ---------- ---------- ---------- ----------
Average Life (Years)       15%    14.92      5.34       4.15       3.30       2.67       2.20       1.84
Modified Duration
(Years)                           12.61      4.88       3.84       3.08       2.52       2.09       1.76
First Principal Pmt
Date                            10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004
Last Principal Pmt Date         11/25/2028 3/25/2023  7/25/2020  6/25/2019  6/25/2019  11/25/2016 9/25/2014
Principal Window
(Months)                           290        222        190        177        177        146        120
------------------------ ------ ---------- ---------- ---------- ---------- ---------- ---------- ----------
Average Life (Years)       20%    14.92      6.48       4.94       3.86       3.08       2.49       2.05
Modified Duration
(Years)                           12.61      5.88       4.54       3.59       2.89       2.36       1.96
First Principal Pmt
Date                            10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004
Last Principal Pmt Date         11/25/2028 1/25/2025  5/25/2022  12/25/2019 6/25/2019  12/25/2018 1/25/2016
Principal Window
(Months)                           290        244        212        183        177        171        136
------------------------ ------ ---------- ---------- ---------- ---------- ---------- ---------- ----------
Average Life (Years)       25%    14.92      8.04       6.01       4.61       3.61       2.88       2.33
Modified Duration
(Years)                           12.61      7.25       5.50       4.27       3.37       2.71       2.21
First Principal Pmt
Date                            10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004 10/25/2004
Last Principal Pmt Date         11/25/2028 8/25/2026  3/25/2024  9/25/2021  6/25/2019  6/25/2019  11/25/2017
Principal Window
(Months)                           290        263        234        204        177        177        158
------------------------ ------ ---------- ---------- ---------- ---------- ---------- ---------- ----------
* - priced at par




 ------------------------------------------------------------------------------
 NET WAC RATE SCHEDULE

----------------- ---------------- --------------- --------------- ---------------- ----------------
                                    NET WAC RATE                                     NET WAC RATE
     PERIOD          PAY DATE          (%)(1)          PERIOD         PAY DATE          (%)(1)
----------------- ---------------- --------------- --------------- ---------------- ----------------
       1            10/25/2004         3.749             36           9/25/2007          5.965
       2            11/25/2004         3.144             37          10/25/2007          6.164
       3            12/25/2004         6.160             38          11/25/2007          5.965
       4             1/25/2005         5.962             39          12/25/2007          6.164
       5             2/25/2005         5.962             40           1/25/2008          5.965
       6             3/25/2005         6.601             41           2/25/2008          5.965
       7             4/25/2005         5.963             42           3/25/2008          6.376
       8             5/25/2005         6.162             43           4/25/2008          5.965
       9             6/25/2005         5.964             44           5/25/2008          6.164
       10            7/25/2005         6.163             45           6/25/2008          5.965
       11            8/25/2005         5.964             46           7/25/2008          6.164
       12            9/25/2005         5.964             47           8/25/2008          5.965
       13           10/25/2005         6.163             48           9/25/2008          5.965
       14           11/25/2005         5.964             49          10/25/2008          6.164
       15           12/25/2005         6.163             50          11/25/2008          5.965
       16            1/25/2006         5.964             51          12/25/2008          6.164
       17            2/25/2006         5.964             52           1/25/2009          5.965
       18            3/25/2006         6.604             53           2/25/2009          5.965
       19            4/25/2006         5.964             54           3/25/2009          6.605
       20            5/25/2006         6.163             55           4/25/2009          5.966
       21            6/25/2006         5.965             56           5/25/2009          6.165
       22            7/25/2006         6.163             57           6/25/2009          5.966
       23            8/25/2006         5.965             58           7/25/2009          6.165
       24            9/25/2006         5.965             59           8/25/2009          5.966
       25           10/25/2006         6.164             60           9/25/2009          5.966
       26           11/25/2006         5.965             61          10/25/2009          6.165
       27           12/25/2006         6.164             62          11/25/2009          5.967
       28            1/25/2007         5.965             63          12/25/2009          6.166
       29            2/25/2007         5.965             64           1/25/2010          5.967
       30            3/25/2007         6.604             65           2/25/2010          5.967
       31            4/25/2007         5.965             66           3/25/2010          6.607
       32            5/25/2007         6.164             67           4/25/2010          5.967
       33            6/25/2007         5.965             68           5/25/2010          6.167
       34            7/25/2007         6.164             69           6/25/2010          5.968
       35            8/25/2007         5.965             70           7/25/2010          6.167
----------------- ---------------- --------------- --------------- ---------------- ----------------
(1) Assumes Prime is at 4.50%, and is run at the pricing speed to call.





 ------------------------------------------------------------------------------
                       NET WAC RATE SCHEDULE (CONTINUED)

----------------- ---------------- --------------- --------------- ---------------- ----------------
                                    NET WAC RATE                                     NET WAC RATE
     PERIOD          PAY DATE          (%)(1)          PERIOD         PAY DATE          (%)(1)
----------------- ---------------- --------------- --------------- ---------------- ----------------
       71            8/25/2010         5.968             87          12/25/2011          6.170
       72            9/25/2010         5.968             88           1/25/2012          5.971
       73           10/25/2010         6.167             89           2/25/2012          5.971
       74           11/25/2010         5.969             90           3/25/2012          6.383
       75           12/25/2010         6.168             91           4/25/2012          5.971
       76            1/25/2011         5.969             92           5/25/2012          6.171
       77            2/25/2011         5.969             93           6/25/2012          5.972
       78            3/25/2011         6.609             94           7/25/2012          6.171
       79            4/25/2011         5.969             95           8/25/2012          5.972
       80            5/25/2011         6.169             96           9/25/2012          5.972
       81            6/25/2011         5.970             97          10/25/2012          6.172
       82            7/25/2011         6.169             98          11/25/2012          5.973
       83            8/25/2011         5.970             99          12/25/2012          6.172
       84            9/25/2011         5.970            100           1/25/2013          5.973
       85           10/25/2011         6.169            101           2/25/2013          5.973
       86           11/25/2011         5.971            102           3/25/2013          6.614
                                                        103           4/25/2013          5.974
----------------- ---------------- --------------- --------------- ---------------- ----------------

(1) Assumes Prime is at 4.50%, and is run at the pricing speed to call.


--------------------------------------------------------------------------------
        RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
        HOME EQUITY LOAN-BACKED TERM NOTES,
        SERIES 2004-HS3 $284,000,000  (APPROXIMATE)
--------------------------------------------------------------------------------

                         DESCRIPTION OF THE COLLATERAL
          ----------------------------------------------------------------------

                      STATISTICAL COLLATERAL SUMMARY
            --------------------------------------------------------------------


                                        SUMMARY STATISTICS RANGE (IF APPLICABLE)

      NUMBER OF LOANS:                          6,660

                                                            MINIMUM   MAXIMUM
      AGGREGATE CURRENT PRINCIPAL
      BALANCE:                              $267,074,148
      AVERAGE CURRENT PRINCIPAL
      BALANCE:                                 $40,101       $1,002  $346,422

      AGGREGATE ORIGINAL PRINCIPAL
      BALANCE:                              $307,013,834
      AVERAGE ORIGINAL PRINCIPAL
      BALANCE:                                 $46,098      $10,000  $465,300

      WEIGHTED AVERAGE GROSS LOAN
      RATE:                                   3.97610%       2.00%    11.00%

      WEIGHTED AVERAGE ORIGINAL TERM
      (MONTHS):                                  197          179       301
      WEIGHTED AVERAGE REMAINING TERM
      (MONTHS):                                  193           23       300

      WEIGHTED AVERAGE ORIGINAL
      COMBINED LTV:                            88.03%        7.00%    100.00%

      WEIGHTED AVERAGE CREDIT
      SCORE:                                     719          620       822

      WEIGHTED AVERAGE BORROWER
      DTI:                                     38.39%        2.00%    55.00%

      BALLOON LOANS (% OF TOTAL)
      :                                        78.96%

      WEIGHTED AVERAGE JUNIOR
      RATIO:                                   21.00%        1.96%    100.00%

      LIEN POSITION
      (1ST/2ND):                            1.22%/98.78%

      GEOGRAPHIC DISTRIBUTION (TOP
      5):                              California   19.74%
                                       Georgia      15.21%
                                       Florida      13.23%
                                 Colorado 6.26%
                                Washington 6.23%


--------------------------------------------------------------------------------
        RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
        HOME EQUITY LOAN-BACKED TERM NOTES,
        SERIES 2004-HS3$284,000,000  (APPROXIMATE)
--------------------------------------------------------------------------------

CREDIT SCORE RANGE AS OF THE DATE OF ORIGINATION OF THE LOANS
------------------------------------- ---------- ------------ --------- ---------- ---------- --------- -----------
                                                              % OF
                                                              LOANS
                                                              BY
                                                   CUT-OFF    CUT-OFF              WEIGHTED   WEIGHTED  WEIGHTED
                                                    DATE      DATE      AVERAGE    AVERAGE    AVERAGE   AVERAGE
                                      NUMBER      PRINCIPAL   PRINCIPAL PRINCIPAL  COMBINED   RESIDUAL  JUNIOR
CREDIT SCORE RANGE                    OF LOANS     BALANCE    BALANCE    BALANCE   LTV RATIO   INCOME     RATIO
------------------------------------- ---------- ------------ --------- ---------- ---------- --------- -----------
620 - 639                                144     3,809,012.00   1.43     26,451      80.83     4,831      17.05
640 - 659                                439     15,729,106.00  5.89     35,829      87.94     5,618      19.36
660 - 679                                834     34,657,011.00 12.98     41,555      93.17     5,139      19.97
680 - 699                               1,020    43,123,351.00 16.15     42,278      87.69     6,161      20.61
700 - 719                                965     40,955,438.00 15.33     42,441      88.38     6,354      21.21
720 - 739                                895     35,583,066.00 13.32     39,758      88.97     6,105      20.29
740 - 759                                936     38,139,758.00 14.28     40,748      88.66     6,264      20.66
760 - 779                                804     30,966,262.00 11.59     38,515      85.44     6,694      22.08
780 - 799                                528     20,625,565.00  7.72     39,064      83.86     6,029      24.04
800 or Greater                           95      3,485,580.00   1.31     36,690      84.68     4,783      25.65
------------------------------------- ---------- ------------ --------- ---------- ---------- --------- -----------
TOTAL:                                  6,660    $267,074,148 100.00%    $40,101     88.03     $6,048     21.00
------------------------------------- ---------- ------------ --------- ---------- ---------- --------- -----------

As of the cut-off date, the weighted average Credit Score of the Loans was approximately 719.






RANGE OF CREDIT LIMIT UTILIZATION RATES OF THE LOANS
------------------------------------- ---------- ------------- --------- ---------- ---------- ----------- --------- -----------
                                                               % OF
                                                               LOANS
                                                               BY
                                                   CUT-OFF     CUT-OFF              WEIGHTED   WEIGHTED    WEIGHTED  WEIGHTED
                                                     DATE      DATE      AVERAGE    AVERAGE    AVERAGE     AVERAGE   AVERAGE
RANGE OF CREDIT LIMIT UTILIZATION     NUMBER      PRINCIPAL    PRINCIPAL PRINCIPAL  COMBINED   RESIDUAL    CREDIT    JUNIOR
RATES (%)                             OF LOANS     BALANCE     BALANCE    BALANCE   LTV RATIO    INCOME     SCORE      RATIO
------------------------------------- ---------- ------------- --------- ---------- ---------- ----------- --------- -----------
0.01 - 10.00                             124       490,868.00    0.18      3,959      73.34      7,967       735       27.49
10.01 - 20.00                            119     1,053,227.00    0.39      8,851      74.22      6,768       742       27.21
20.01 - 30.00                            112     1,966,438.00    0.74     17,557      76.48      7,980       731       26.87
30.01 - 40.00                            116     2,412,394.00    0.90     20,796      75.43      7,829       733       25.58
40.01 - 50.00                            112     3,006,102.00    1.13     26,840      74.20      7,610       728       25.89
50.01 - 60.00                            151     4,333,458.00    1.62     28,698      77.79      7,014       725       25.17
60.01 - 70.00                            142     4,487,988.00    1.68     31,606      80.10      5,887       715       21.34
70.01 - 80.00                            169     6,415,323.00    2.40     37,960      78.32      5,680       719       23.47
80.01 - 90.00                            198     8,297,993.00    3.11     41,909      84.15      6,965       721       24.38
90.01 - 100.00                          5,411    234,439,856.00 87.78     43,327      91.28      5,951       718       19.72
100.01 and Over                           6        170,501.00    0.06     28,417      91.01      3,382       701       14.50
------------------------------------- ---------- ------------- --------- ---------- ---------- ----------- --------- -----------
TOTAL:                                  6,660    $267,074,148.0100.00%    $40,101    88.03%      $6,048      719       21.00%
------------------------------------- ---------- ------------- --------- ---------- ---------- ----------- --------- -----------

As of the cut-off date, the weighted average credit limit utilization rate based on the credit limits of the loans was approximately 86.99%.






RANGE OF CREDIT LIMIT OF THE LOANS
-------------------------------------------------------------
                                                              --------- --------- ---------- ---------- --------- -------------
RANGE OF CREDIT LIMIT                 NUMBER      CUT-OFF     % OF      AVERAGE   WEIGHTED   WEIGHTED   WEIGHTED    WEIGHTED
                                                              LOANS
                                                              BY
                                                              CUT-OFF
                                                    DATE      DATE                AVERAGE    AVERAGE    AVERAGE
                                                 PRINCIPAL    PRINCIPAL PRINCIPAL COMBINED   RESIDUAL   CREDIT      AVERAGE
                                      OF LOANS    BALANCE     BALANCE   BALANCE   LTV RATIO   INCOME     SCORE    JUNIOR RATIO
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -------------
0.01 - 25,000.00                       1,543    27,124,712.00  10.16     17,579     90.04      3,824      718        14.49
25,000.01 - 50,000.00                  3,099    102,982,445.00 38.56     33,231     91.00      4,466      718        18.09
50,000.01 - 75,000.00                  1,197    66,669,394.00  24.96     55,697     89.47      6,229      714        20.46
75,000.01 - 100,000.00                  576     41,147,099.00  15.41     71,436     82.37      7,619      721        25.61
100,000.01 - 125,000.00                  71     7,261,579.00    2.72    102,276     91.99      8,915      732        25.36
125,000.01 - 150,000.00                 104     11,933,627.00   4.47    114,746     86.52     11,314      732        29.29
150,000.01 - 175,000.00                  20     2,918,956.00    1.09    145,948     82.25      9,208      729        28.73
175,000.01 - 200,000.00                  40     5,263,085.00    1.97    131,577     71.79     14,495      741        32.61
                                                                                                                      Not
200,000.01 - 225,000.00                  1        214,959.00    0.08    214,959     55.00      3,319      788      Applicable
225,000.01 - 250,000.00                  1        250,000.00    0.09    250,000     72.00      5,501      792        69.47
250,000.01 - 275,000.00                  1         25,000.00    0.01     25,000     70.00     13,237      737        41.57
275,000.01 - 300,000.00                  4        525,994.00    0.20    131,499     66.25     13,229      697        34.02
300,000.01 and Over                      3        757,298.00    0.28    252,433     67.86     13,927      693        36.68
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -------------
TOTAL:                                 6,660    $267,074,148.0100.00%   $40,101    88.03%     $6,048      719        21.00%
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -------------

As of the cut-off  date,  the total credit limit of the Loans was  approximately
$307,013,834.






MORTGAGE RATES OF THE LOANS
------------------------------------- --------- ------------- --------- ---------- ---------- --------- --------- -----------
                                                              % OF
                                                              LOANS
                                                              BY
                                                  CUT-OFF     CUT-OFF              WEIGHTED   WEIGHTED  WEIGHTED  WEIGHTED
                                                    DATE      DATE      AVERAGE    AVERAGE    AVERAGE   AVERAGE   AVERAGE
                                      NUMBER     PRINCIPAL    PRINCIPAL PRINCIPAL  COMBINED   RESIDUAL  CREDIT    JUNIOR
RANGE OF MORTGAGE RATE (%)            OF LOANS    BALANCE     BALANCE    BALANCE   LTV RATIO   INCOME    SCORE      RATIO
------------------------------------- --------- ------------- --------- ---------- ---------- --------- --------- -----------
1.501 - 2.000                            1         24,704.00    0.01     24,704      90.00     5,375      742       16.67
2.001 - 2.500                            1         66,568.00    0.02     66,568     100.00     3,117      788       20.00
2.501 - 3.000                          2,889    119,885,719.00 44.89     41,497      86.52     6,022      715       21.04
3.001 - 3.500                          1,419    56,834,021.00  21.28     40,052      92.91     5,742      720       19.66
3.501 - 4.000                           530     24,116,538.00   9.03     45,503      91.92     7,292      717       19.38
4.001 - 4.500                           164     6,774,600.00    2.54     41,309      76.52     7,872      722       25.19
4.501 - 5.000                           177     5,723,336.00    2.14     32,335      69.70     7,648      744       30.61
5.001 - 5.500                           178     5,687,396.00    2.13     31,952      70.07     5,559      732       26.43
5.501 - 6.000                           201     6,470,106.00    2.42     32,190      86.01     6,936      743       19.89
6.001 - 6.500                           374     12,593,968.00   4.72     33,674      90.78     6,197      738       19.18
6.501 - 7.000                           313     11,762,339.00   4.40     37,579      96.34     4,717      737       19.38
7.001 - 7.500                           195     8,419,726.00    3.15     43,178      96.87     5,238      711       19.58
7.501 - 8.000                           102     4,133,402.00    1.55     40,524      96.93     4,149      693       21.52
8.001 - 8.500                            84     3,347,127.00    1.25     39,847      95.93     5,132      669       19.67
8.501 - 9.000                            26     1,069,811.00    0.40     41,147      97.83     4,495      669       20.52
9.001 - 9.500                            3         67,684.00    0.03     22,561      96.53     2,778      682       15.70
9.501 - 10.000                           2         54,102.00    0.02     27,051      91.68     2,312      699       26.89
10.501 - 11.000                          1         43,000.00    0.02     43,000      93.00     1,085      704       32.90
------------------------------------- --------- ------------- --------- ---------- ---------- --------- --------- -----------
TOTAL:                                 6,660    $267,074,148.0100.00%    $40,101    88.03%     $6,048     719       21.00%
------------------------------------- --------- ------------- --------- ---------- ---------- --------- --------- -----------

As of the cut-off date, the weighted average Loan Rate of the Loans was approximately 3.98% per annum.






MAXIMUM LOAN RATE OF THE LOANS
----------------------------------------------
                                               ---------- ----------- ------------ ------------ --------- -----------
MAXIMUM LOAN RATE    NUMBER     CUT-OFF DATE   % OF       AVERAGE      WEIGHTED     WEIGHTED    WEIGHTED  WEIGHTED
                                    LOANS BY
                                     CUT-OFF
                                               DATE                     AVERAGE      AVERAGE    AVERAGE   AVERAGE
                                  PRINCIPAL    PRINCIPAL  PRINCIPAL    COMBINED     RESIDUAL    CREDIT    JUNIOR
                     OF LOANS      BALANCE      BALANCE    BALANCE     LTV RATIO     INCOME      SCORE      RATIO
-------------------- ---------- -------------- ---------- ----------- ------------ ------------ --------- -----------
10.000                   1          74,500.00    0.03       74,500       83.00        7,268       757       15.38
14.000                   4         108,086.00    0.04       27,021       92.74        3,401       712       18.35
16.000                  48       1,392,272.00    0.52       29,006       90.19        4,963       721       21.08
18.000                 3,275    123,900,926.00   46.39      37,832       87.15        6,202       719       21.11
20.000                  29         740,184.00    0.28       25,524       93.12        3,852       713       17.31
21.000                  112      3,386,641.00    1.27       30,238       90.42        4,674       708       24.11
21.750                  87       3,257,877.00    1.22       37,447       91.29        5,004       724       22.07
22.200                  23         784,848.00    0.29       34,124       84.78       11,270       703       25.30
24.000                 2,740    119,637,550.00   44.80      43,663       88.38        6,093       719       20.80
25.000                  341     13,791,264.00    5.16       40,444       91.72        4,794       720       20.54
-------------------- ---------- -------------- ---------- ----------- ------------ ------------ --------- -----------
TOTAL:                 6,660    $267,074,148.00 100.00%    $40,101      88.03%       $6,048       719       21.00%
-------------------- ---------- -------------- ---------- ----------- ------------ ------------ --------- -----------

As of the cut-off date, the weighted average maximum loan rate of the Loans was approximately 21.14%.





ORIGINAL COMBINED LTV RATIO OF THE LOANS
------------------------------------------------------------------------
                                                                         --------- --------- ---------- ---------
ORIGINAL COMBINED LTV RATIO (%)       NUMBER    CUT-OFF DATE   % OF      AVERAGE   WEIGHTED  WEIGHTED   WEIGHTED
                                                               LOANS
                                                               BY
                                                               CUT-OFF
                                                               DATE                AVERAGE   AVERAGE    AVERAGE
                                                  PRINCIPAL    PRINCIPAL PRINCIPAL RESIDUAL  CREDIT     JUNIOR
                                      OF LOANS     BALANCE     BALANCE   BALANCE    INCOME     SCORE     RATIO
------------------------------------- --------- -------------- --------- --------- --------- ---------- ---------
0.01 - 10.00                             1           2,300.00    0.01     2,300    Not          764     Not
                                                                                   Available            Applicable
10.01 - 20.00                            14        432,518.00    0.16     30,894    4,229       741      100.00
20.01 - 30.00                            17        610,266.00    0.23     35,898    4,909       726      44.96
30.01 - 40.00                            35      1,609,184.00    0.60     45,977    6,146       738      41.12
40.01 - 50.00                            59      2,239,624.00    0.84     37,960    4,548       730      34.28
50.01 - 60.00                           153      7,420,178.00    2.78     48,498    8,939       732      33.87
60.01 - 70.00                           219      9,507,265.00    3.56     43,412    6,699       724      27.65
70.01 - 75.00                           211      8,830,469.00    3.31     41,851    7,653       720      27.18
75.01 - 80.00                           536     25,068,626.00    9.39     46,770    7,675       722      24.27
80.01 - 85.00                           232      7,538,058.00    2.82     32,492    6,454       710      18.80
85.01 - 90.00                          1,717    55,565,764.00   20.81     32,362    7,237       718      15.67
90.01 - 95.00                          1,279    52,787,605.00   19.77     41,273    5,678       716      18.22
95.01 - 100.00                         2,187    95,462,290.00   35.74     43,650    4,711       718      20.86
------------------------------------- --------- -------------- --------- --------- --------- ---------- ---------
TOTAL:                                 6,660    $267,074,148.00100.00%   $40,101    $6,048      719      21.00%
------------------------------------- --------- -------------- --------- --------- --------- ---------- ---------

At origination, the weighted average combined LTV ratio of the Loans was approximately 88.03%.






JUNIOR RATIO OF THE LOANS
------------------------------------- --------- ------------- --------- -------- --------- ------------ ---------
                                                              % OF
                                                              LOANS             L
                                                              BY                 WEIGHTED
                                                  CUT-OFF     CUT-OFF            AVERAGE    WEIGHTED    WEIGHTED
                                                    DATE      DATE      AVERAGE  COMBINED    AVERAGE    AVERAGE
                                      NUMBER     PRINCIPAL    PRINCIPAL PRINCIPA LTV        RESIDUAL    CREDIT
RANGE OF JUNIOR RATIOS (%)            OF LOANS    BALANCE     BALANCE   BALANCE   RATIO      INCOME      SCORE
------------------------------------- --------- ------------- --------- -------- --------- ------------ ---------
0.01 - 5.00                              35       571,706.00    0.22    16,334    74.00      18,252       718
5.01 - 10.00                            353     8,050,651.00    3.05    22,806    82.67       8,360       715
10.01 - 15.00                          1,585    49,722,087.00  18.85    31,370    87.21       7,974       719
15.01 - 20.00                          3,164    131,161,098.00 49.72    41,454    95.11       5,261       719
20.01 - 25.00                           685     30,022,122.00  11.38    43,828    86.71       5,700       712
25.01 - 30.00                           298     15,939,482.00   6.04    53,488    82.06       5,774       713
30.01 - 40.00                           293     16,386,772.00   6.21    55,928    77.42       6,649       717
40.01 - 50.00                           109     6,366,336.00    2.41    58,407    72.71       5,890       732
50.01 - 60.00                            47     3,242,084.00    1.23    68,981    71.41       4,817       753
60.01 - 70.00                            17     1,372,796.00    0.52    80,753    64.29       5,453       750
70.01 - 80.00                            6        626,897.00    0.24    104,483   61.39       8,379       736
80.01 - 90.00                            2        149,132.00    0.06    74,566    75.00       4,816       742
90.01 - 100.00                           5        209,413.00    0.08    41,883    33.74       3,489       761
------------------------------------- --------- ------------- --------- -------- --------- ------------ ---------
TOTAL:                                 6,599    $263,820,575.0100.00%   $39,979   88.55%     $6,079       719
------------------------------------- --------- ------------- --------- -------- --------- ------------ ---------

The preceding table excludes Loans secured by first liens on the related mortgaged property. With respect to each Loan secured by a second lien on the related mortgaged property, the junior ratio is the ratio of the original principal balance of such Loan to the sum of (i) the original principal balance of such Loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such Loan.

As of the cut-off date, the weighted average junior ratio of the Loans was approximately 21%.






REMAINING TERM TO MATURITY OF THE LOANS
------------------------------------------------------------------------
                                                                         -------- ---------- ---------- --------- -----------
RANGE OF MONTHS REMAINING TO          NUMBER    CUT-OFF DATE   % OF      AVERAGE  WEIGHTED   WEIGHTED   WEIGHTED  WEIGHTED
                                                               LOANS             L
                                                               BY
                                                               CUT-OFF
                                                               DATE               AVERAGE    AVERAGE    AVERAGE   AVERAGE
                                                  PRINCIPAL    PRINCIPAL PRINCIPA COMBINED   RESIDUAL   CREDIT    JUNIOR
SCHEDULED MATURITY                    OF LOANS     BALANCE     BALANCE   BALANCE  LTV RATIO   INCOME     SCORE      RATIO
------------------------------------- --------- -------------- --------- -------- ---------- ---------- --------- -----------
 1 - 96                                  11        357,623.00    0.13    32,511     62.50      4,254      717       25.36
97 - 108                                 3          52,515.00    0.02    17,505     86.23      3,886      713       15.25
109 - 120                                10        365,980.00    0.14    36,598     74.31     11,375      747       31.93
121 - 144                               193      6,661,927.00    2.49    34,518     75.45      6,969      723       27.48
145 - 156                                5         107,153.00    0.04    21,431     68.04      5,173      737       34.33
157 - 168                                54      1,343,462.00    0.50    24,879     78.45      6,511      724       26.26
169 - 180                              5,329    219,508,977.00  82.19    41,191     89.82      6,009      719       20.40
181 - 288                               201      5,322,887.00    1.99    26,482     73.39      6,708      722       28.28
289 - 300                               854     33,353,624.00   12.49    39,056     85.19      5,962      718       20.72
------------------------------------- --------- -------------- --------- -------- ---------- ---------- --------- -----------
TOTAL:                                 6,660    $267,074,148.00100.00%   $40,101   88.03%     $6,048      719       21.00%
------------------------------------- --------- -------------- --------- -------- ---------- ---------- --------- -----------

As of the cut-off date, the weighted average remaining term to maturity of the Loans was approximately 193 months.






YEARS OF ORIGINATION OF THE LOANS
-------------------------------------------------------------
                                                              --------- ---------- ---------- ---------- ---------- ------------
YEARS OF ORIGINATION                  NUMBER      CUT-OFF     % OF      AVERAGE    WEIGHTED   WEIGHTED   WEIGHTED    WEIGHTED
                                                              LOANS
                                                              BY
                                                              CUT-OFF
                                                    DATE      DATE                 AVERAGE    AVERAGE    AVERAGE      AVERAGE
                                                 PRINCIPAL    PRINCIPAL PRINCIPAL  COMBINED   RESIDUAL   CREDIT       JUNIOR
                                      OF LOANS    BALANCE     BALANCE    BALANCE   LTV RATIO   INCOME      SCORE       RATIO
------------------------------------- --------- ------------- --------- ---------- ---------- ---------- ---------- ------------
1991                                     2          3,408.00    0.01      1,704      42.14    Not           756         Not
                                                                                              Available             Applicable
                                                                                              Not                       Not
1992                                     1         42,508.00    0.02     42,508      42.00    Available     745     Applicable
1994                                     1         21,180.00    0.01     21,180      97.00      3,265       674        12.49
1995                                     4         42,396.00    0.02     10,599      86.87      6,326       722        17.58
1996                                     11       401,296.00    0.15     36,481      78.46      4,978       700        28.84
1997                                     9        463,212.00    0.17     51,468      63.71      4,283       719        32.88
1998                                     21       622,465.00    0.23     29,641      76.27      5,987       735        40.78
1999                                     20       695,504.00    0.26     34,775      80.51      9,982       738        19.05
2000                                    268     8,839,550.00    3.31     32,983      74.17      6,719       720        29.00
2001                                     4         40,532.00    0.02     10,133      77.89      4,755       734        35.50
2002                                     24       519,418.00    0.19     21,642      71.10      9,885       727        29.54
2003                                    161     3,625,220.00    1.36     22,517      76.39      6,845       736        25.24
2004                                   6,134    251,757,460.00 94.27     41,043      89.26      5,999       719        20.37
------------------------------------- --------- ------------- --------- ---------- ---------- ---------- ---------- ------------
TOTAL:                                 6,660    $267,074,148.0100.00%    $40,101    88.03%     $6,048       719       21.00%
------------------------------------- --------- ------------- --------- ---------- ---------- ---------- ---------- ------------








GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE LOANS
---------------------------------------------------------------------------------------------
                                                                                              --------- --------- -----------
STATE                                 NUMBER      CUT-OFF     % OF      AVERAGE   WEIGHTED    WEIGHTED  WEIGHTED  WEIGHTED
                                                              LOANS
                                                              BY
                                                              CUT-OFF
                                                    DATE      DATE                AVERAGE     AVERAGE   AVERAGE   AVERAGE
                                                 PRINCIPAL    PRINCIPAL PRINCIPAL COMBINED    RESIDUAL  CREDIT    JUNIOR
                                      OF LOANS    BALANCE     BALANCE   BALANCE   LTV RATIO    INCOME    SCORE      RATIO
------------------------------------- --------- ------------- --------- --------- ----------- --------- --------- -----------
California                             1,040    52,726,645.00  19.74     50,699     80.59      6,690      719       22.06
Georgia                                1,099    40,632,634.00  15.21     36,972     95.84      5,312      718       18.55
Florida                                 857     35,338,165.00  13.23     41,235     91.58      6,857      720       20.70
Colorado                                430     16,726,309.00   6.26     38,898     91.92      5,380      721       19.28
Washington                              428     16,642,298.00   6.23     38,884     90.86      4,882      720       20.68
Arizona                                 362     14,695,957.00   5.50     40,597     90.43      6,879      725       20.62
Virginia                                220     11,044,850.00   4.14     50,204     84.46      7,940      717       22.28
Michigan                                282     9,323,786.00    3.49     33,063     90.90      5,542      717       20.64
Utah                                    190     6,136,326.00    2.30     32,296     89.31      4,497      728       22.07
Illinois                                140     5,668,377.00    2.12     40,488     89.73      5,200      712       19.76
Other (1)                              1,612    58,138,802.00  21.77     36,066     86.18      5,773      717       22.10
------------------------------------- --------- ------------- --------- --------- ----------- --------- --------- -----------
TOTAL:                                 6,660    $267,074,148.0100.00%   $40,101     88.03%     $6,048     719       21.00%
------------------------------------- --------- ------------- --------- --------- ----------- --------- --------- -----------

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  2%
concentrations individually.






PROPERTY TYPE OF THE LOANS
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------
                                                              % OF
                                                              LOANS
                                                              BY
                                                  CUT-OFF     CUT-OFF             WEIGHTED   WEIGHTED   WEIGHTED  WEIGHTED
                                                    DATE      DATE      AVERAGE   AVERAGE    AVERAGE    AVERAGE   AVERAGE
                                      NUMBER     PRINCIPAL    PRINCIPAL PRINCIPAL COMBINED   RESIDUAL   CREDIT    JUNIOR
PROPERTY TYPE                         OF LOANS    BALANCE     BALANCE   BALANCE   LTV RATIO   INCOME     SCORE      RATIO
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------
Single Family                          4,110    162,466,514.00 60.83     39,530     86.05      6,031      717       22.05
PUD Detached                           1,585    70,608,931.00  26.44     44,548     91.41      6,409      720       19.13
Condominium                             544     18,551,598.00   6.95     34,102     92.51      5,299      726       19.33
PUD Attached                            247     9,180,121.00    3.44     37,166     94.12      5,272      722       19.65
Mulit Family (2-4 Units)                134     4,607,766.00    1.73     34,386     84.48      5,934      725       18.62
Townhouse / Row House                    39     1,637,253.00    0.61     41,981     80.79      5,364      717       23.17
Manufactured                             1         21,965.00    0.01     21,965     90.00       977       765       33.09
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------
TOTAL:                                 6,660    $267,074,148.0100.00%   $40,101    88.03%     $6,048      719       21.00%
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------





LIEN POSITION OF THE LOANS
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------
                                                              % OF
                                                              LOANS
                                                              BY
                                                  CUT-OFF     CUT-OFF             WEIGHTED   WEIGHTED   WEIGHTED  WEIGHTED
                                                    DATE      DATE      AVERAGE   AVERAGE    AVERAGE    AVERAGE   AVERAGE
                                      NUMBER     PRINCIPAL    PRINCIPAL PRINCIPAL COMBINED   RESIDUAL   CREDIT    JUNIOR
Lien Position                         OF LOANS    BALANCE     BALANCE   BALANCE   LTV RATIO   INCOME     SCORE      RATIO
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------
First Lien                               61     3,253,573.00    1.22     53,337     52.95      3,508      740     Not
                                                                                                                  Applicable
Second Lien                            6,599    263,820,575.00 98.78     39,979     88.55      6,079      719       21.00
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------
TOTAL:                                 6,660    $267,074,148.0100.00%   $40,101    88.03%     $6,048      719       21.00%
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------



OCCUPANCY TYPES OF THE LOANS
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------
                                                              % OF
                                                              LOANS
                                                              BY
                                                  CUT-OFF     CUT-OFF             WEIGHTED   WEIGHTED   WEIGHTED  WEIGHTED
                                                    DATE      DATE      AVERAGE   AVERAGE    AVERAGE    AVERAGE   AVERAGE
                                      NUMBER     PRINCIPAL    PRINCIPAL PRINCIPAL COMBINED   RESIDUAL   CREDIT    JUNIOR
Owner Occupancy                       OF LOANS    BALANCE     BALANCE   BALANCE   LTV RATIO   INCOME     SCORE      RATIO
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------
Primary                                6,299    258,294,251.00 96.71     41,006     88.04      5,974      718       21.09
Non Owner Occupied                      252     5,771,291.00    2.16     22,902     87.10      6,897      738       18.86
Second / Vacation                       109     3,008,607.00    1.13     27,602     89.04     10,739      748       16.43
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------
TOTAL:                                 6,660    $267,074,148.0100.00%   $40,101    88.03%     $6,048      719       21.00%
------------------------------------- --------- ------------- --------- --------- ---------- ---------- --------- -----------








PRINCIPAL BALANCES OF THE LOANS
------------------------------------- --------- ------------- -------- --------- --------- ---------- ------------
                                                              % OF
                                                              LOANS
                                                              BY       WEIGHTED
                                                  CUT-OFF     CUT-OFF  AVERAGE   WEIGHTED  WEIGHTED    WEIGHTED
                                                    DATE      DATE     COMBINED  AVERAGE   AVERAGE      AVERAGE
                                      NUMBER     PRINCIPAL    PRINCIPALLTV       RESIDUAL  CREDIT       JUNIOR
RANGE OF PRINCIPAL BALANCE ($)        OF LOANS    BALANCE     BALANCE   RATIO     INCOME     SCORE       RATIO
------------------------------------- --------- ------------- -------- --------- --------- ---------- ------------
0.01 - 25000.00                        2,093    34,873,205.00  13.06    83.27     4,239       719        19.21
25,000.01 - 50,000.00                  2,919    104,486,293.00 39.12    90.63     4,589       718        19.31
50,000.01 - 75,000.00                  1,063    65,414,701.00  24.49    90.16     6,409       714        20.56
75,000.01 - 100,000.00                  397     35,590,986.00  13.33    86.11     7,638       720        24.36
100,000.01 - 125,000.00                  71     7,983,924.00   2.99     88.75     8,962       732        26.94
125,000.01 - 150,000.00                  74     10,526,525.00  3.94     87.95     11,625      732        26.94
150,000.01 - 175,000.00                  17     2,800,292.00   1.05     83.26     10,076      725        27.98
175,000.01 - 200,000.00                  21     3,989,244.00   1.49     75.51     14,959      742        33.66
                                                                                                          Not
200,000.01 - 225,000.00                  1        214,959.00   0.08     55.00     3,319       788     Applicable
225,000.01 - 250,000.00                  1        250,000.00   0.09     72.00     5,501       792        69.47
275,000.01 - 300,000.00                  1        292,897.00   0.11     59.00     15,181      669        41.90
300,000.01 and Over                      2        651,122.00   0.24     73.44     12,987      686        24.74
------------------------------------- --------- ------------- -------- --------- --------- ---------- ------------
TOTAL:                                 6,660    $267,074,148.0100.00%   88.03%    $6,048      719       21.00%
------------------------------------- --------- ------------- -------- --------- --------- ---------- ------------

As of the cut-off date, the average unpaid principal balance of the Loans was approximately $40,101.






GROSS MARGIN OF THE LOANS
------------------------------------- --------- ------------- --------- --------- --------- ----------- --------- -----------
                                                              % OF
                                                              LOANS
                                                              BY                  WEIGHTED
                                                  CUT-OFF     CUT-OFF             AVERAGE   WEIGHTED    WEIGHTED  WEIGHTED
                                                    DATE      DATE      AVERAGE   COMBINED  AVERAGE     AVERAGE   AVERAGE
                                      NUMBER     PRINCIPAL    PRINCIPAL PRINCIPAL LTV       RESIDUAL    CREDIT    JUNIOR
RANGE OF GROSS MARGINS (%)            OF LOANS    BALANCE     BALANCE   BALANCE    RATIO      INCOME     SCORE      RATIO
------------------------------------- --------- ------------- --------- --------- --------- ----------- --------- -----------
0.000                                   101     5,010,737.00    1.88     49,611    66.90      9,604       740       26.95
0.001 - 0.500                           374     13,827,019.00   5.18     36,971    69.07      7,727       746       26.73
0.501 - 1.000                           598     28,572,740.00  10.70     47,781    70.50      7,200       723       27.64
1.001 - 1.500                           631     22,374,390.00   8.38     35,459    81.53      6,937       735       20.24
1.501 - 2.000                          1,082    38,832,332.00  14.54     35,889    90.16      6,460       741       17.45
2.001 - 2.500                          1,258    52,129,304.00  19.52     41,438    95.84      5,678       741       19.61
2.501 - 3.000                           696     28,406,010.00  10.64     40,813    95.14      5,740       719       18.39
3.001 - 3.500                           825     34,342,818.00  12.86     41,628    96.84      5,259       695       20.10
3.501 - 4.000                           461     17,642,551.00   6.61     38,270    95.25      5,036       672       19.33
4.001 - 4.500                           542     21,757,056.00   8.15     40,142    98.14      4,663       669       20.03
4.501 - 5.000                            86     3,906,669.00    1.46     45,426    97.00      4,343       664       19.70
5.001 - 5.500                            4        164,021.00    0.06     41,005    96.86      4,465       650       19.70
5.501 and Over                           2        108,500.00    0.04     54,250    94.47      7,659       733       15.06
------------------------------------- --------- ------------- --------- --------- --------- ----------- --------- -----------
Total:                                 6,660    $267,074,148.0100.00%   $40,101    88.03%     $6,048      719       21.00%
------------------------------------- --------- ------------- --------- --------- --------- ----------- --------- -----------

As of the cut-off date, the weighted average gross margin of the Loans was approximately 2.39%.






DEBT-TO-INCOME RATIOS OF THE LOANS
------------------------------------------------------------
                                                             --------- -------- ---------- ----------- --------- -------------
RANGE OF DEBT-TO-INCOME RATIOS (%)    NUMBER     CUT-OFF     % OF      AVERAGE  WEIGHTED   WEIGHTED    WEIGHTED    WEIGHTED
                                                             LOANS             L
                                                             BY
                                                             CUT-OFF
                                                   DATE      DATE               AVERAGE    AVERAGE     AVERAGE
                                      OF        PRINCIPAL    PRINCIPAL PRINCIPA COMBINED   RESIDUAL    CREDIT      AVERAGE
                                       LOANS     BALANCE     BALANCE   BALANCE  LTV RATIO    INCOME     SCORE    JUNIOR RATIO
------------------------------------- -------- ------------- --------- -------- ---------- ----------- --------- -------------
0.00                                     3        45,916.00    0.02    15,305     42.06    Not           746         Not
                                                                                           Available              Applicable
0.01 - 5.00                              2        23,943.00    0.01    11,972     90.00      7,587       772        11.10
5.01 - 10.00                            19       423,429.00    0.16    22,286     83.74      13,012      731        24.47
10.01 - 15.00                           52     1,888,410.00    0.71    36,316     84.43      23,233      743        21.85
15.01 - 20.00                           154    5,542,887.00    2.08    35,993     85.08      13,682      741        21.14
20.01 - 25.00                           333    11,413,088.00   4.27    34,274     86.39      10,216      733        21.26
25.01 - 30.00                           659    24,324,862.00   9.11    36,912     84.81      8,405       724        21.32
30.01 - 35.00                          1,028   39,552,464.00  14.81    38,475     89.02      6,955       721        20.07
35.01 - 40.00                          1,493   58,587,032.00  21.94    39,241     88.67      5,702       716        20.54
40.01 - 45.00                          1,990   86,138,405.00  32.25    43,286     88.05      4,808       715        21.82
45.01 - 50.00                           856    35,233,027.00  13.19    41,160     89.37      3,713       716        20.56
50.01 - 55.00                           71     3,900,685.00    1.46    54,939     90.10      3,678       740        19.23
------------------------------------- -------- ------------- --------- -------- ---------- ----------- --------- -------------
TOTAL:                                 6,660   $267,074,148.0100.00%   $40,101   88.03%      $6,048      719        21.00%
------------------------------------- -------- ------------- --------- -------- ---------- ----------- --------- -------------

As of the cut-off date, the weighted average debt-to-income ratio of the Loans was approximately 38.39%.






RESIDUAL INCOME OF THE LOANS
--------------------- -------- -------------- --------- ------------ ------------ ------------ ---------
                                      % OF
                                      LOANS
                                              BY
                                              CUT-OFF                 WEIGHTED     WEIGHTED    WEIGHTED
                      NUMBER   CUT-OFF DATE   DATE        AVERAGE      AVERAGE      AVERAGE    AVERAGE
RANGE OF RESIDUAL     OF         PRINCIPAL    PRINCIPAL  PRINCIPAL    COMBINED      CREDIT     JUNIOR
INCOME BALANCES        LOANS      BALANCE     BALANCE     BALANCE     LTV RATIO      SCORE      RATIO
--------------------- -------- -------------- --------- ------------ ------------ ------------ ---------
Less than 1,500         176     4,066,735.00    1.52      23,106        81.95         715       22.82
1,500 - 1,999           450    12,016,379.00    4.50      26,703        90.72         721       23.00
2,000 - 2,999          1,301   39,112,203.00   14.65      30,063        91.19         715       21.51
3,000 - 3,999          1,368   48,581,895.00   18.19      35,513        89.53         716       21.44
4,000 - 4,999          1,030   42,404,124.00   15.88      41,169        89.28         720       21.33
5,000 - 5,999           699    31,090,988.00   11.64      44,479        87.72         717       20.59
6,000 and Greater      1,632   89,750,677.00   33.61      54,994        85.59         722       20.27
--------------------- -------- -------------- --------- ------------ ------------ ------------ ---------
TOTAL:                 6,656   $267,022,999.00100.00%     $40,118      88.06%         719       21.00%
--------------------- -------- -------------- --------- ------------ ------------ ------------ ---------

As of the cut-off date, the weighted average residual income of the mortgagors for the Loans was $6,048.

